                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             REDWOOD EMPIRE BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

[Logo]

                                REDWOOD EMPIRE BANCORP
                                111 SANTA ROSA AVENUE
                             SANTA ROSA, CALIFORNIA 95404

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 21, 1996

TO THE SHAREHOLDERS OF REDWOOD EMPIRE BANCORP:

    The 1996 Annual Meeting of Shareholders of Redwood Empire Bancorp ("Redwood") will be held at in the Sonoma Room of the Doubletree Hotel, 3555 Round Barn Boulevard, Santa Rosa, California, at 4:00 p.m. on May 21, 1996, for the following purposes:

    1. ELECTION OF DIRECTORS. To elect a Board of seven Directors to serve for the ensuing year.

    2. RATIFICATION OF INDEPENDENT AUDITORS. To ratify the appointment of Deloitte & Touche, LLP as independent certified accountants to audit Redwood's financial statements for the fiscal year ending December 31, 1996.

    3. OTHER BUSINESS. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

    Only holders of Common Stock of record as of the close of business on April 10, 1996 will be entitled to vote at the meeting or any adjournment thereof.

                                       By Order of the Board of Directors


                                       /s/ MARTA J. IDICA

                                       Marta J. Idica
                                       Corporate Secretary
April 16, 1996

YOU ARE URGED TO VOTE IN FAVOR OF MANAGEMENT'S PROPOSALS BY SIGNING AND RETURNING THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON. THE ENCLOSED PROXY IS SOLICITED BY REDWOOD'S BOARD OF DIRECTORS. ANY SHAREHOLDER GIVING A PROXY MAY REVOKE IT PRIOR TO THE TIME IT IS VOTED BY NOTIFYING THE SECRETARY OF REDWOOD IN WRITING OF SUCH REVOCATION, BY FILING A DULY-EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING IN PERSON AND VOTING BY BALLOT.

[logo]

                                REDWOOD EMPIRE BANCORP
                                111 SANTA ROSA AVENUE
                             SANTA ROSA, CALIFORNIA 95404


                                   PROXY STATEMENT
                                         FOR
                            ANNUAL MEETING OF SHAREHOLDERS

                                     MAY 21, 1996


                                     INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of Proxies for use at the 1996 Annual Meeting of Shareholders (the "Annual Meeting") of Redwood Empire Bancorp ("Redwood," and with its subsidiaries the "Company") to be held on Tuesday, May 21, 1996 at 4:00 p.m., in the Sonoma Room of the Doubletree Hotel, 3555 Round Barn Boulevard, Santa Rosa, California, and at any and all adjournments thereof.

    It is anticipated that this Proxy Statement and the accompanying Notice and form of Proxy will be mailed to shareholders eligible to receive notice of and vote at the Annual Meeting on or about April 16, 1996.

REVOCABILITY OF PROXIES

    A form of Proxy for voting your shares at the Annual Meeting is enclosed. Any shareholder who executes and delivers such Proxy has the right to, and may, revoke it at any time before it is exercised, by filing with the Secretary of Redwood an instrument revoking it or a duly executed Proxy bearing a later date. In addition, if the person executing a Proxy is present at the Annual Meeting, and elects to vote in person, the powers of the Proxy holders will be superseded as to those Proposals on which the shareholder actually votes at the Annual Meeting.

PERSONS MAKING THE SOLICITATION

    THIS SOLICITATION OF PROXIES IS BEING MADE BY REDWOOD'S BOARD OF DIRECTORS. The expenses of preparing, assembling, printing, and mailing this Proxy Statement and the materials used in the solicitation of Proxies for the Annual Meeting will be borne by the Company. It is contemplated that Proxies will be solicited principally through the use of the mails, but officers, directors, and employees of the Company and its subsidiaries, including both National Bank of the Redwoods ("NBR") and Allied Bank, F.S.B. ("Allied"), may solicit Proxies personally or by telephone, without receiving special compensation therefor.
The Company will reimburse banks, brokerage houses and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding these Proxy materials to shareholders whose stock in Redwood is held of record by such entities. In addition, the Company may use the services of individuals or companies it does not regularly employ in connection with this solicitation of Proxies if management determines it to be advisable.

                                  VOTING SECURITIES


    There were issued and outstanding 2,687,407 shares of Redwood's common stock (the "Common Stock") on April 10, 1996, which date has been fixed as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). As of the Record Date, there were also issued and outstanding 575,000 shares of Redwood's 7.80% Noncumulative Convertible Perpetual Preferred Stock, Series A (the "Preferred Stock"). The Preferred Stock is not entitled to vote on any of the matters expected to be submitted for a vote at the Annual Meeting.

    All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Regarding the election of directors, shareholders may vote in favor of all nominees, or withhold their votes as to all nominees, or withhold their votes as to specific nominees, by following the instructions on the enclosed proxy card. With respect to the appointment of Deloitte & Touche, LLP to serve as the Company's independent auditors for the 1996 fiscal year, shareholders may vote in favor of or against the proposal, or may abstain from voting, by specifying their choice as indicated on the enclosed proxy card. If no specific instructions are given with respect to any matter to be voted on, the shares represented by a signed proxy will be voted FOR the election of the Board's nominees, and FOR the appointment of Deloitte & Touche, LLP as independent auditors. Directors will be elected by a plurality of the votes cast by the holders of Redwood's Common Stock, voting in person or by proxy at the Annual Meeting; ratification of the appointment of Deloitte & Touche, LLP as independent auditors will require the affirmative vote of the holders of a majority of the shares of Common Stock of Redwood voting on such appointment in person or by proxy at the Annual Meeting. Thus abstentions, although they will be counted in determining whether a quorum is present for the vote on both matters, will have no direct effect on the outcome of either vote. Similarly, broker non-votes are also counted towards a quorum but are not counted for any purpose in determining whether a matter has been approved, and will have no direct effect on the outcome of the votes for election of directors or the appointment of Deloitte & Touche, LLP.

    On any matter submitted to the vote of the shareholders other than the election of directors, each holder of Common Stock will be entitled to one vote, in person or by Proxy, for each share of Common Stock held of record on Redwood's books as of the Record Date. In connection with the election of directors, shares may be voted cumulatively, but only for persons whose names have been placed in nomination prior to the voting for election of directors and only if a shareholder present at the Annual Meeting gives notice at the Annual Meeting, prior to such voting, of his or her intention to vote cumulatively. (Notice of intention to vote cumulatively may not be given by simply marking and returning a proxy.) If any Company shareholder gives such notice, then all shareholders eligible to vote will be entitled to cumulate their votes in voting for election of directors. Cumulative voting allows a shareholder to cast a number of votes equal to the number of shares held in his or her name as of the Record Date, multiplied by the number of directors to be elected. All of these votes may be cast for any one nominee, or they may be distributed among as many nominees as the shareholder sees fit. The nominees receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

    If one of Redwood's shareholders gives notice of intention to vote cumulatively, the persons holding the proxies solicited by the Board of Directors will exercise their cumulative voting rights, at their discretion, to vote the shares they hold in such a way as to ensure the election of as many of the Board's nominees as they deem possible. This discretion and authority of the proxyholders may be withheld by checking the box on the proxy card marked "withhold from all nominees." Such an instruction, however, will also deny the proxyholders the authority to vote for any or all of the nominees of the Board of Directors, even if cumulative voting is not called for at the Annual Meeting, although it will not prevent the proxyholders from voting, at their discretion, for any other person whose name may be properly placed in nomination at the Annual Meeting.

    A shareholder may choose to withhold from the proxyholders the authority to vote for any of the individual candidates nominated by the Board of Directors, by marking the appropriate box on the proxy card and striking out the names of the disfavored candidates as they appear on the proxy card. In that event the proxyholders will not cast any of the shareholder's votes for candidates whose names have been crossed out, whether or not cumulative voting is called for at the Annual Meeting, but they will retain the authority to vote for the candidates nominated by the Board of Directors whose names have not been struck out, and for any other candidates who may be properly nominated at the Annual Meeting. If a shareholder wishes to specify the manner in which his or her votes are allocated in the event of cumulative voting, he or she must appear and vote in person at the Annual Meeting. Ballots will be available at the Annual Meeting for persons desiring to vote in person.

    All votes will be tabulated by First Interstate Bank, the company's tabulating agent. Representatives of First Interstate Bank will be in attendance at the Annual Meeting in order to receive any votes cast at that time.

              SHAREHOLDINGS OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    Management of the Company knows of no person who owns, beneficially or of record, either individually or together with associates, more than five percent of the outstanding shares of Redwood's Common Stock, except as set forth in the following table. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned.


NAME AND ADDRESS OF                                                 PERCENT
 BENEFICIAL OWNER                               AMOUNT OWNED         OF CLASS
 ----------------                               ------------         --------
Mr. B. John Barry                             250,000 shares (1)    8.68%
1128 Red Mountain Road
Aspen, CO 81612

Heartland Advisors, Inc.                      249,000 shares (2)    8.64%
790 North Milwaukee Street
Milwaukee, WI  53202

T. Rowe Price Associates, Inc                 151,361 shares (3)    5.25%
T. Rowe Price Small Cap Value Fund, Inc
100 East Pratt Street
Baltimore, MD 21202

Orlando J. Antonini                           147,606 shares (4)    5.40%
1325 Columbus Avenue, 2nd Floor
San Francisco, CA  94133-1315


- ----------------------------

(1) Based on information reported by Mr. Barry in a Schedule 13D filed with the Securities and Exchange Commission on or about May 26, 1994, reflecting ownership data as of May 17, 1994.

(2) Based on information reported by Heartland Advisors, Inc., a registered investment advisor, in a Schedule 13G filed with the Securities and Exchange Commission on or about February 15, 1996, reflecting beneficial ownership as of December 31, 1995.

(3) Based on information reported by T. Rowe Price Associates, Inc. ("Price Associates"), a registered investment advisor, and T. Rowe Price Small Cap Value Fund, Inc., a registered investment company, in a Schedule 13G filed with the Securities and Exchange Commission on or about February 15, 1996, reflecting joint beneficial ownership as of December 31, 1995. The securities are owned by various individual and institutional investors. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(4) Based on Form 4 filings with the Securities and Exchange Commission. The amount includes 53,510 shares available by the exercise of stock options exercisable within 60 days of March 1, 1996 and 94,096 shares held with sole voting power but shared investment power.

SECURITIES OWNERSHIP OF MANAGEMENT

      The following table sets forth, as of March 1, 1996, the number and percentage of shares of Redwood's outstanding Common Stock and Preferred Stock, respectively, which are beneficially owned, directly or indirectly, by (a) each of Redwood's directors and nominees for director, (b) the Chief Executive Officer of Redwood and each of the Company's four most highly compensated executive officers other than the Chief Executive Officer (the "named executive officers"), and (c) Redwood's directors and the named executive officers as a group. The Company identifies as its executive officers the Chief Executive Officer, President and Chief Financial Officer of Redwood, and those key policy-making officers of Redwood's principal subsidiaries who have a significant impact on the overall direction or financial reporting of the Company. The shares "beneficially owned" are determined under Securities and Exchange Commission Rules, and do not necessarily indicate ownership for any other purpose. In general, beneficial ownership includes shares over which the indicated person has sole or shared voting or investment power and shares which he has the right to acquire within 60 days of March 1, 1996. Unless otherwise indicated, the persons listed have sole voting and investment power over the shares beneficially owned. Management is not aware of any arrangements which may, at a subsequent date, result in a change of control of the Company.


                                                          AMOUNT AND NATURE OF
                                                          BENEFICIAL OWNERSHIP
                                                        -----------------------
                                                           COMMON SHARES                             PREFERRED
                                           SHARES       -----------------------      PERCENT OF       SHARES
                                            HELD        OPTIONS (1)       TOTAL      CLASS (2)       HELD (3)
                                           ------       -----------       -----      ---------       --------
Orlando J.  Antonini                       94,096        53,510         147,606          5.40%          ---

James E. Beckwith                             ---           ---             ---        ---              ---

Haskell E. Boyett (4)                      10,129        30,095          40,224           1.48          ---

Robert D. Cook (5)                            ---           ---             ---        ---              ---

John H. Downey, Jr.                        37,554        37,974          75,528           2.78          ---

Dennis E. Kelley                            2,227        27,486          29,713           1.10        3,500

Patrick W. Kilkenny                         8,787        24,468          33,255           1.23          ---

John R. Olsen                               1,000         1,250           2,250            .08          ---

William B. Stevenson                          500           ---             500            .02          ---

Tom D. Whitaker                             2,206         3,825           6,031            .22          ---

Directors, Nominees and
 Executive Officers as a                  156,499       178,608         335,107          11.73        3,500
 Group  (10 persons)

 -------------
(1) Includes shares acquirable by the exercise of stock options exercisable within 60 days of March 1, 1996.

(2) The percentage for each individual (and for the group) is calculated by dividing (i) the number of Redwood shares beneficially owned (including shares that could be obtained through the exercise of options within 60 days after March 1, 1996) by (ii) the number of Redwood shares outstanding on March 1, 1996 plus, in each case, the number of shares which the individual (or group) could obtain through the exercise of such an option.

(3) No individual officer or director holds more than 0.1% of the Preferred
    Stock.

(4) Mr. Boyett has shared voting and investment powers as to 10,129 shares.

(5) Mr. Cook is a nominee for election at the 1996 Annual Meeting of Shareholders.

PROPOSAL NO. 1:  ELECTION OF DIRECTORS

NOMINEES

    Redwood's directors are elected annually, to serve until the next Annual Meeting of shareholders and until their respective successors have been elected. All of the nominees listed below have served as directors since Redwood's last Annual Meeting of Shareholders, which was held in May of 1995.

    Redwood's Bylaws provide that the number of directors of Redwood may not be less than seven (7) nor more than thirteen (13) until changed by an amendment to the Bylaws adopted by Redwood's shareholders, with the exact number of directors within that range to be set by vote of the Board. At present, Redwood's Bylaws provide for a Board consisting of seven (7) directors, and consequently proxies may be voted for seven directors.

    The persons named below will be nominated for election as directors at the Annual Meeting to serve until the 1997 Annual Meeting of Shareholders and until their successors are duly elected. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the nominees below (or as many thereof as possible under the rules of cumulative voting). In the event that any of the nominees should be unable to serve as a director, it is intended that the Proxy will be voted for the election of such substitute nominee, if any, as shall be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees named below will be unable to serve if elected. Additional nominations for director may only be made by complying with the nomination procedures which are described under the heading "Shareholder Proposals and Nominations" at the end of this Proxy Statement.

    The following table sets forth the names of, and certain information concerning, the persons to be nominated by the Board of Directors for election as directors of Redwood.

                                       YEAR FIRST
                                       APPOINTED                      PRINCIPAL OCCUPATION
       NAME AND TITLE        AGE        DIRECTOR                     DURING PAST FIVE YEARS
        --------------       ---        --------                     ----------------------
Orlando J. Antonini           53          1988          Independent business consultant.  Former President of Antonini
 Director                                               Professional Corporation, a San Francisco-based accounting corporation.

Haskell E. Boyett             68          1991          Independent business consultant.  Former Division Manager,
 Director                                               Pacific Gas and Electric Company, a San Francisco-based public utility.

Robert D. Cook                66           ---          President and CEO of R.D. Cook Management Corporation, a financial
 Nominee                                                and business consulting firm.  Mr. Cook is a nominee at the 1996
                                                        Annual Meeting.

Patrick W. Kilkenny           49          1995          Chief Executive Officer and President since 1995.  Chairman of the
 Chief Executive Officer and                            Board of  NBR since 1994, CEO  and Director of NBR from 1984 to 1993.
 President                                              Director of Redwood from 1988 to 1993.

John R. Olsen                 67          1994          Former Senior Vice President-Investments of Standard Insurance
 Director                                               Company, an Oregon-based insurance company.

William B. Stevenson          65          1995          Principal, Financial Institutions Analysts & Consultants, a
 Director                                               financial institution consultancy, since 1992; President and CEO, Pan
                                                        American Savings Bank, from 1984 to 1991.

Tom D. Whitaker               58          1992          President and CEO of Motion Analysis Corporation, Inc., a Northern
 Director and Vice                                      California-based manufacturer of devices that measure motion.
 Chairman of the
 Board


    The term of office of each director of Redwood is one year. None of the directors were selected pursuant to any arrangement or understanding other than with the directors and officers of Redwood acting within their capacities as such. There are no family relationships between any of the directors and executive officers of Redwood. No director or officer of Redwood serves as a director of any company which has a class of securities registered under, or which is subject to the periodic reporting requirements of, the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940.

    Redwood's current Chairman of the Board and Chief Executive Officer, John
H. Downey, Jr., will retire from all his current offices with the Company immediately following the 1996 Annual Shareholders' Meeting, and is therefore not a candidate for re-election as a Director of Redwood. Mr. Downey has served as a Director of NBR since its inception in 1985, and was NBR's Chairman of the Board from 1985 to 1995. He has been Redwood's Chairman of the Board since its formation in 1988, and has been a member of Allied's Board of Directors since 1994. In recognition of his long and distinguished service to the Company, and in order to retain his experience and advice for the coming year, immediately following the Annual Meeting, the Board of Directors will appoint Mr. Downey to the position of Chairman Emeritus. In that capacity, Mr. Downey will be invited to attend all meetings of Redwood's Board of Directors as a non-voting participant.

    In 1995, Messrs. Antonini, Boyett, Kilkenny, Olsen, Stevenson and Whitaker were appointed Directors of Allied; Mr. Downey continued as a Director of Allied. In 1995, Messrs. Olsen, Stevenson and Whitaker were appointed Directors of NBR; Messrs. Antonini, Boyett, Downey and Kilkenny continued as Directors of NBR.

    Except for NBR and Allied, none of the companies described under the heading "Principal Occupation During the Past Five Years" in the above table are parents, subsidiaries, or affiliates of Redwood.

VOTE REQUIRED FOR THE ELECTION OF DIRECTORS

    The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to elect each of the nominees for director. Each share of Common Stock which is represented, in person or by proxy, at the Annual Meeting will be accorded one vote on each nominee for director, unless one or more shareholders express an intention to exercise the right of cumulative voting, in which case all shares will be accorded the cumulative voting rights described under the caption "Voting Securities," above.

    The Board of Directors recommends a vote FOR each of the nominees for director described above.

PROPOSAL NO. 2:  RATIFICATION OF INDEPENDENT AUDITORS


    Upon the recommendation of Redwood's Audit Committee, consisting of Chairman William B. Stevenson, Orlando J. Antonini and Haskell E. Boyett, the Board of Directors has appointed Deloitte & Touche, LLP as the Company's independent accountants to audit the consolidated financial statements of Redwood and its subsidiaries for the 1996 fiscal year.

    Deloitte & Touche, LLP served as the Company's auditors for the fiscal year ended December 31, 1995, and during the course of that fiscal year they were also engaged by the Company to provide certain tax and consulting services. The affirmative vote of a majority of the shares of Common Stock present and voting at the Annual Meeting is required to ratify the appointment.

    The Board of Directors recommends a vote FOR Proposal No. 2, ratification of the appointment of Deloitte & Touche, LLP as the Company's independent auditors for the succeeding year. If the appointment is not ratified, Redwood's Board of Directors will select other independent auditors. Representatives of Deloitte & Touche, LLP will be present at the Annual Meeting to respond to appropriate questions from the shareholders and will be given the opportunity to make a statement should they desire to do so.



                                  OTHER INFORMATION

PERFORMANCE GRAPH

    Set forth below is a performance graph comparing the yearly cumulative total shareholder returns on Redwood's Common Stock with the yearly cumulative total shareholder return on (a) stocks included in the S&P 500 composite index and (b) an index of peer group companies (California independent banks) derived from the Montgomery Securities WESTERN BANK MONITOR.

    The total cumulative return on investment for each of the periods indicated for Redwood, the peer group, and the S&P 500 is based on the stock price or composite index at the end of 1990.


                                       1990      1991      1992      1993      1994      1995
                                       --------------------------------------------------------
Redwood Empire Bancorp                 100        85.85     88.72    130.22     75.01     84.16

S&P 500                                100       130.37    140.46    154.46    156.50    215.32

Proxies:
California Independent Bank Proxy      100       102.21    102.73    126.54    134.24    185.47
                                       --------------------------------------------------------


COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

    The Board of Directors of Redwood held 12 regular and two special meetings in 1995. All directors attended 75% or more of the aggregate number of the Board of Directors and committee meetings on which each director served.

    The Board of Directors of Redwood has the following committees:
Compensation Committee, Audit Committee, Nominating Committee and Personnel Committee.

    COMPENSATION COMMITTEE.  The present members of the Compensation Committee
are Haskell E. Boyett, Chairman, Tom Whitaker and William B. Stevenson.   The
functions of the Compensation Committee are to recommend compensation actions for executive officers. The Compensation Committee met four times in 1995.

    AUDIT COMMITTEE. The present members of the Audit Committee are William B. Stevenson, Chairman, Orlando J. Antonini, and Haskell E. Boyett. The functions of the Audit Committee are to recommend the appointment of a firm of independent certified public accountants to audit the books and records of the Company for the fiscal year for which it is appointed, to analyze the results of internal audits and regulatory examinations, and to establish and monitor the Company's financial and accounting organization and financial reporting. The Audit Committee met 16 times during 1995.

    NOMINATING COMMITTEE. The Nominating Committee is comprised of John H. Downey, Jr., Chairman, Orlando J. Antonini and Tom Whitaker. The function of the Nominating Committee is to recommend candidate for nomination to the Board of Directors of Redwood. The Nominating Committee met once during 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of Redwood's Board of Directors determines the annual salaries and bonuses of Redwood's executive officers, and the Boards of Directors of each of Redwood's subsidiaries make similar determinations concerning officers of the respective subsidiaries. During 1995, the members of Redwood's Compensation Committee were Haskell E. Boyett, William B. Stevenson and Tom Whitaker. All the members of the Compensation Committee are also members of the Board of Directors of NBR and Allied, which determine the compensation of their respective officers and employees.

    NBR has a lease, for 34,000 square feet of office space for its main office, with a partnership that formerly includes as a minority partner a member of the Board of Directors of NBR. The lease calls for payments of $62,455 per month plus annual rental adjustments through November, 1999. Annual lease payments in 1995 for this location were $851,000.

    Prior to May, 1995, Mr. Barry Slatt was a member of the committee which acted as the Compensation Committee. Until May 1995, he was the President and a director of Redwood, as well as the Chairman of the Board of Allied, which determines the compensation of Allied's officers and employees. Terance O'Mahoney, the former President and Chairman of Allied was also a director of Redwood prior to May 1995.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of Redwood's Board of Directors provides recommendations and oversight for Redwood's executive officers, subject to review by the full Board of Directors. Compensation decisions relating to the executive officers of Redwood's subsidiaries, including both Allied and NBR, are made by the Board of Directors of each individual subsidiary and neither the Compensation Committee nor Redwood's Board of Directors participate in compensation awards to such individuals except to the extent of stock option awards under Redwood's 1991 Stock Option Plan. Option awards are also determined for the executive officers of Redwood and its subsidiaries (including the individuals named above under the caption "Compensation Committee") by Redwood's full Board of Directors, except where such individuals are also directors of Redwood, in which case their annual option grants are determined automatically under the terms of the 1991 Option Plan (see "Stock Option Plans," below).

    The following is a report submitted by the Compensation Committee, addressing the compensation policies of the Company as they relate to employees of Redwood.

    EXECUTIVE COMPENSATION POLICY. The goal of the Compensation Committee is to ensure that an appropriate relationship exists between executive compensation and Redwood's overall performance, while at the same time retaining key employees of Redwood and motivating them to perform at a superior level for the benefit of the shareholders. To achieve this goal, Redwood integrates annual base compensation with bonuses based on Redwood's performance and the performance and initiative of its individual executive officers. Redwood attempts to establish base salaries that are generally within the range of salaries paid to people holding comparably responsible positions at other peer group financial institutions in California, taking into account the individual's past performance and potential future contributions. Bonus compensation is based primarily on the performance of Redwood. Measurement of Company performance is based primarily on that of peer group financial institutions and Company goals, including primarily its return on equity. The compensation of executive officers of Redwood's subsidiaries is similarly based on the performance of such subsidiaries and their officers. Except as limited by the Company's Stock Option Plan, stock options are granted from time to time to officers of Redwood and its subsidiaries on the basis of the recipient's potential for contribution to the Company's future growth and profitability.

    The Compensation Committee believes that linking executive compensation to corporate performance results aligns executive compensation with Redwood's goals and shareholder interests. As performance goals are met or exceeded, resulting in increased shareholder value, Redwood's executives are commensurably rewarded.


                                       Haskell E. Boyett, Chairman

                                       William B. Stevenson

                                       Tom Whitaker

COMPENSATION OF DIRECTORS

    Directors of Redwood or its subsidiaries who are also employees of the Company do not receive compensation for their service on such Boards of Directors. During the first five months of 1995, non-employee directors of Redwood received a fee of $2,500 per month for Board membership. For the remainder of 1995 and continuing into 1996, non-employee directors of Redwood received a fee of $1,500 per month for Board membership and $1,000 per Board meeting attended. During the first five months of 1995 when the Executive Committee was operating, the members of the Executive Committee received differing amounts for service on the Committee: Mr. Antonini received $2,000 per meeting attended, Mr. Downey did not receive any additional fees for serving on the Committee, and Mr. Slatt received $1,000 per meeting attended as well as $1,000 per month for serving as Redwood's President. Members of the Audit, Compensation, Nominating and Personnel Committees receive $250 per Committee meeting attended. The Chairman of Redwood's Board, John H. Downey, Jr., received a Chairman's fee of $110,000 for serving in that capacity during 1995. Additionally, in the first five months of 1995 several of Redwood's outside directors received fees, ranging from $600 to $2,500 per month, for serving as directors of one of Redwood's subsidiaries. Currently, Redwood directors do not receive additional compensation for serving as directors of any subsidiary of Redwood; however, each director receives up to $250 per subsidiary Committee meeting attended.

    In his position as Chairman Emeritus, it is the intent of the Board that Mr. Downey will receive the current standard non-employee Director fee for attending Board meetings, but will not receive a Chairman fee or committee fees for serving on committees. Mr. Downey will be receiving benefits due him under his retirement agreement.

                                  EXECUTIVE OFFICERS

    The following table sets forth certain information regarding the named executive officers of the Company.


                                          YEAR FIRST
                                          APPOINTED      POSITION & OFFICES WITH COMPANY
                                          EXECUTIVE      AND PRINCIPAL OCCUPATION OR
    NAME                     AGE           OFFICER       EMPLOYMENT FOR PAST FIVE YEARS
    ----                     ---           -------       ------------------------------

Patrick W. Kilkenny          49              1985        Chief Executive Officer, President
                                                         and Director of Redwood since
                                                         1995.  Chairman of the Board of
                                                         NBR since 1994; Chief Executive
                                                         Officer and Director of NBR since
                                                         1985; Director of Redwood from
                                                         1988 to 1993.

John H. Downey, Jr.          71              1994        Chief Executive Officer of
                                                         Redwood from 1994 to 1995.
                                                         Chairman of the Board of Redwood
                                                         since 1986.  Mr. Downey will
                                                         resign from the Board after the
                                                         1996 Annual Meeting and will be
                                                         appointed  Chairman Emeritus, a
                                                         non-voting Director.

James E. Beckwith            38              1995        Senior Vice President and Chief
                                                         Financial Officer of Redwood,
                                                         since 1995. Chief Financial Officer
                                                         of Sunrise Bancorp from 1991 to
                                                         1994. Senior Manager with Deloitte
                                                         & Touche from 1986 to 1991.

Dennis E. Kelley             41              1986        President of NBR since 1994;
                                                         Senior Vice President and Chief
                                                         Financial Officer of Redwood from
                                                         1988 to 1994; Senior Vice
                                                         President and Chief Financial
                                                         Officer of NBR from 1986 to 1991.

Terance O'Mahoney            58              1985        President, Chief Executive Officer
                                                         and Director of Allied from 1985 to
                                                         1996.  Chairman of Allied from
                                                         1995 to 1996; Director of Redwood
                                                         from 1990 to 1995.


    The term of office of every officer of Redwood is normally one year, but every Company officer serves at the pleasure of the Board of Directors. There are no understandings or arrangements between any of such officers and any other person pursuant to which they were or are to be selected as officers of Redwood.

EXECUTIVE COMPENSATION

    The following table sets forth all cash and non-cash compensation
(including bonuses and deferred compensation) paid or accrued to the named executive officers as of December 31, 1995, for services rendered to the Company during the periods indicated.

                              SUMMARY COMPENSATION TABLE


                                                                                                LONG TERM
                                                                                              COMPENSATION
                                            ANNUAL COMPENSATION                                  AWARDS
                             --------------------------------------------------------------------------------
                                                                             OTHER
                                                                             ANNUAL                           ALL OTHER
    NAME AND                                                              COMPENSATION        NUMBER OF      COMPENSATION
PRINCIPAL POSITION                YEAR      SALARY         BONUS               (1)            OPTIONS (2)         (3)
- ---------------------------------------------------------------------------------------------------------------------------

Patrick W. Kilkenny               1995      $193,556          ---                   ---             5,000         $15,568
  CEO and President,              1994       195,566          ---                   ---             5,000          17,769
  Redwood, Chairman of the        1993       153,791          ---                   ---             5,150           3,600
  Board and CEO, NBR

John H. Downey, Jr.               1995       110,000          ---                   ---             5,000          11,468
  Chairman of the Board           1994           ---          ---                   ---            45,000         133,583
  and former Chief Executive      1993           ---          ---                   ---               ---          65,000
  Officer of Redwood

James E. Beckwith (4)             1995       120,063       15,000                   ---             5,000           7,326
  Senior Vice President and
  Chief Financial Officer of
  Redwood

Dennis E. Kelley (5)              1995       150,110          ---                   ---             5,000           9,135
  President of NBR                1994       136,351          ---                   ---             5,000          11,392
                                  1993       121,387          ---                   ---               ---           4,600

Terance O'Mahoney (6)             1995       203,339          ---                   ---             5,000          59,248
  former President and CEO of     1994       272,402          ---                   ---             5,000          99,943
  Allied                          1993       277,200      188,438               218,581             5,150           2,275


- ------------------------------

(1) Includes deferred stock awarded pursuant to the Allied executive bonus plan.

(2) Includes stock options issued under Redwood's stock option plan and 40,000 shares of phantom stock issued to Chairman John H. Downey, Jr. under Redwood's Phantom Stock Option Plan. The shares issued under the Phantom Stock Option Plan expired, unexercised, in November 1995.

(3) Includes directors' fees, auto allowances, personal use of company-owned automobiles, insurance, the value of options exercised during the year, changes in the amounts vested for individuals under the Company's salary continuation plan, and matching contributions to 401(k) plans.

(4) Mr. Beckwith was appointed to his position during 1995.

(5) Mr. Kelley was appointed to his current position during 1994. Previously he had been Redwood's Senior Vice President and Chief Financial Officer from 1988 to 1994.

(6) Mr. O'Mahoney resigned his position April 1, 1996.

    The following table sets forth information concerning the aggregate value of all unexercised options held by each of the named executive officers as of December 31, 1995. The Company has never granted stock appreciation rights to its directors or executive officers, although during 1994 the Company granted 40,000 shares of phantom stock to Mr. Downey under its Phantom Stock Plan. The shares of phantom stock expired, unexercised, in November, 1995.

       AGGREGATED OPTION EXERCISES IN 1995 AND DECEMBER 31, 1995 OPTION VALUES


                                  SHARES                             NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED
                                 ACQUIRED         VALUE                   OPTIONS AT                   IN-THE-MONEY OPTIONS AT
     NAME                     ON EXERCISE       REALIZED               DECEMBER 31, 1995                DECEMBER 31, 1995 (1)
     ----                     ----------------------------------------------------------------------------------------------------
                                                                   EXERCISABLE    UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
                                                                  ---------------------------------------------------------------
Patrick W. Kilkenny                    ---          $ ---               24,468           12,651             $1,827           $609
  CEO and President,
  Redwood, Chairman of the
  Board  and CEO, NBR

John H. Downey, Jr.                  4,052         11,468               37,974           12,651              1,827            609
  Chairman of the Board
  and former Chief Executive
  Officer of Redwood

James E. Beckwith                      ---            ---                  ---            5,000                ---            ---
  Senior Vice President and
  Chief Financial Officer of
  Redwood

Dennis E. Kelley                       ---            ---               25,820            8,333             13,905            ---
  President of NBR

Terance O'Mahoney (2)                  ---            ---               24,468           12,651              1,827            609
  former President and CEO
  of Allied


- --------------------

(1) All options were issued at the then-current market price on the grant date. Total value of unexercised options is based on a fair market value of company stock of $8.00 as of December 31, 1995, less exercise price.

(2) Options for Mr. O'Mahoney became immediately exercisable on April 1, 1996 due to his resignation.

    The following table sets forth information concerning individual grants of stock options by Redwood during 1995 to each of its executive officers named below.

                          OPTION GRANTS IN LAST FISCAL YEAR


                                                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                                               ASSUMED ANNUAL RATES OF STOCK PRICE
NAME AND TITLE                                        INDIVIDUAL GRANTS                            APPRECIATION FOR OPTION TERM
- --------------------------------------------------------------------------------------------   ------------------------------------
                        NUMBER OF   PERCENT OF TOTAL
                        OPTIONS     OPTIONS GRANTED TO   EXERCISE OR BASE
                        GRANTED     EMPLOYEES IN 1995      PRICE ($/SH)      EXPIRATION DATE       5% ($)         10% ($)
- --------------------------------------------------------------------------------------------   ------------------------------------
Patrick W. Kilkenny        5,000           20%             $8.25             June 1, 2005          $25,942        $65,742
  CEO and President,
  Redwood, Chairman
  of the Board
  and CEO, NBR

John H. Downey, Jr.        5,000           20%             $8.25             June 1, 2005          $25,942        $65,742
  Chairman of the
  Board and former
  Chief Executive
  Officer of Redwood

James E. Beckwith          5,000           20%             $8.25             June 1, 2005          $25,942        $65,742
  Senior Vice
  President and Chief
  Financial Officer of
  Redwood

Dennis E. Kelley           5,000           20%             $8.25             June 1, 2005          $25,942        $65,742
  President of NBR

Terance O'Mahoney          5,000           20%             $8.25             June 1, 2005          $25,942        $65,742
  former President and
  CEO of Allied


SUPPLEMENTAL BENEFIT PLAN

    Redwood has adopted an Executive Salary Continuation Policy which acts as a supplemental benefit plan for senior management personnel. The Policy authorizes Redwood and its subsidiaries to enter into individual agreements with selected senior executive officers, providing them certain retirement benefits. The Policy calls for Redwood's Board of Directors to approve all individual agreements with executive officers, and to conduct a biennial review of all scheduled benefits.

    As authorized under the Policy, the Company has entered into Executive Salary Continuation Agreements with Messrs. Kelley, Kilkenny and others. These agreements, which are similar in form, each provide that upon retirement at age 65 the executive will receive, for a period of 15 years after the date of his retirement, a specified annual retirement payment, payable in equal monthly installments. The annual retirement benefit payments to which Messrs. Kelley and Kilkenny would be entitled upon their normal retirement age of 65 under their agreements are currently $107,433 and $128,902, respectively. In the event that the executive dies after his retirement, but before the end of the 15 year period, the Company will continue to make such payments to the executive's designated beneficiary. If the executive should die prior to his retirement as described above, however, his designated beneficiary will receive, for a period of 15 years, the same yearly benefit, payable in equal monthly installments. The executive may take early retirement at age 55 (if by that time he has completed 15 years of service with the Company), but his annual retirement benefits will then be only about 25% of the amount he would have received if he had retired at age
65. If he takes retirement between 55 and 65, his retirement benefits will continue to vest incrementally, pursuant to a specified schedule, as his years of service increase. The agreements provide that if the executive retires or is terminated before age 55 or before he has completed his 15 years of service, he will be entitled to receive a specified one-time payment, the amount of which increases each year on a predetermined schedule. As of January 1, 1996, the amount of this one-time payment for Messrs. Kelley and Kilkenny would be $7,990 and $26,399, respectively.

    The agreements also provide that if any person or company acquires 25% or more of Redwood's outstanding shares, through a tender offer, merger, or otherwise, or if Redwood should sell substantially all of its assets to another bank or corporation which is not a wholly-owned subsidiary, and within two years thereafter the executive's employment by the Company is terminated or his salary or authority is materially reduced, the executive will be entitled to receive an amount equal to the greater of (a) two times his current annual salary or (b) the currently vested portion of his annual retirement benefit.

                  COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

    Section 16(a) of the Securities Exchange Act of 1934 requires Redwood's officers and directors, and persons who own more than 10% of a registered class of Redwood's equity securities, to file reports of ownership on Form 3 and changes of ownership on Form 4 or Form 5 with the Securities and Exchange Commission (the "SEC") and the American Stock Exchange. They are also required by SEC rules to furnish Redwood with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for them, Redwood believes that during 1995 all Section 16(a) filing requirements applicable to its officers, directors, and ten percent stockholders were complied with except as follows: former Director Douglas Lynn was late in filing one report on Form 4.

                                 CERTAIN TRANSACTIONS

    Some of the Company's directors and executive officers and their immediate families, as well as, the companies with which they are associated are customers of, or have had banking transactions with, Redwood's subsidiaries in the ordinary course of the Company's business, and the Company expects to have banking transactions with such persons in the future. In management's opinion, all loans and commitments to lend included in such transactions were made in compliance with applicable laws on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with other persons of similar creditworthiness and, in the opinion of management, did not involve more than a normal risk of collectibility or present other unfavorable features. The Company has a strong policy regarding review of the adequacy and fairness to the Company of loans to its directors and officers. There was no balance outstanding under extensions of credit to directors and executive officers of the Company and other companies with which such individuals are associated as of December 31, 1995.

                        SHAREHOLDER PROPOSALS AND NOMINATIONS

    Section 3 of Article III of the Bylaws of Redwood Empire Bancorp sets forth the following procedures for shareholder nominations to the Board of Directors:

    Nominations for election of members of the Board may be made by the Board or by any holder of any outstanding class of capital stock of the Corporation entitled to vote for the election of Directors. Notice of intention to make any nominations (other than for persons named in the Notice of any meeting called for the election of Directors) are required to be made in writing and to be delivered or mailed to the President of the Corporation by the later of: (i) the close of business 21 days prior to any meeting of shareholders called for the election of Directors or (ii) 10 days after the date of mailing of notice of the meeting to shareholders. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee;
    (c) the number of shares of capital stock of the Corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; (e) the number of shares of capital stock of the Corporation owned by the notifying shareholder; (f) the number of shares of capital stock of any bank, bank holding company, savings and loan association or other depository institution owned beneficially by the nominee or by the notifying shareholder and the identities and locations of any such institutions; and (g) whether the proposed nominee has ever been convicted of or pleaded nolo contendere to any criminal offense involving dishonesty or breach of trust, filed a petition in bankruptcy or been adjudged bankrupt. The notification shall be signed by the nominating shareholder and by each nominee, and shall be accompanied by a written consent to be named as a nominee for election as a Director from each proposed nominee. Nominations not made in accordance with these procedures shall be disregarded by the chairperson of the meeting, and upon his instructions, the inspectors of election shall disregard all votes cast for each such nominee. The foregoing requirements do not apply to the nomination of a person to replace a proposed nominee who has become unable to serve as a Director between the last day for giving notice in accordance with this paragraph and the date of election of Directors if the procedure called for in this paragraph was followed with respect to the nomination of the proposed nominee.

    The effect of the foregoing provision is that any shareholder wishing to nominate one or more candidates for election to the Board of Directors must mail or deliver to the President of Redwood written notice of intention to make such a nomination no later than the close of business on April 30, 1996, or such a nomination will not be considered at the Annual Meeting. To be effective, such a notice must comply with all of the provisions of the Bylaw provision set forth above. Any notice mailed or delivered to Redwood's President after April 30, 1996, or which is not made in accordance with the procedures specified in the foregoing Bylaw provision, will be disregarded by the Chairman of the Annual Meeting, and upon his instructions the Inspector of Elections for the Annual Meeting will disregard all votes cast for each such nominee. The Chairman of the Annual Meeting will decide whether a notice has been properly given and any nomination should be recognized, and his or her determination will be final.

                                    OTHER MATTERS

    Management does not know of any matters to be presented at the Annual Meeting other than those set forth above. However, if other matters come before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy to vote the shares represented by the Proxy in accordance with the judgment of the person or persons authorized to vote the Proxy, and discretionary authority to do so is included in the Proxy.

    The deadline for shareholders to submit proposals to be considered for inclusion in the Proxy Statement for Redwood's 1997 Annual Meeting of Shareholders is December 18, 1996.


                                       /s/ MARTA J. IDICA

                                       Marta J. Idica
                                       Corporate Secretary


Dated:  April 16, 1996


    The Annual Report to Shareholders for the fiscal year ended December 31, 1995 is being mailed concurrently with this Proxy Statement to all shareholders of record as of April 10, 1996.



    A COPY OF REDWOOD'S MOST RECENT ANNUAL REPORT TO THE SECURITIES AND
EXCHANGE COMMISSION ON FORM 10-K WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, REDWOOD EMPIRE BANCORP, 111 SANTA ROSA AVENUE, SANTA ROSA, CALIFORNIA 95404-4905.

                           REDWOOD EMPIRE BANCORP
                       ANNUAL MEETING OF SHAREHOLDERS
                               MAY 21, 1996
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

   The undersigned appoint(s) Tom D. Whitaker and William B. Stevenson, and each of them, as proxies for the undersigned, with full power of substitution and revocation, to represent and to vote, as designated below, all shares of Common Stock of Redwood Empire Bancorp (the "Company") that the undersigned would be entitled to vote if personally present, at the Annual Meeting of Shareholders of the Company to be held in the Sonoma Room of the Doubletree Hotel, 3555 Round Barn Boulevard, Santa Rosa, California, on May 21, 1996 at 4:00 P.M., local time, upon the following items as set forth in the Notice of Annual Meeting and Proxy Statement, and according to their discretion upon all other matters that may be properly presented for action at the Annual Meeting, or at any adjournment thereof. The undersigned may revoke this Proxy at any time prior to its exercise.

IF ANY SHAREHOLDER GIVES PROPER NOTICE AT THE ANNUAL MEETING OF HIS INTENTION TO CUMULATE HIS VOTES IN THE ELECTION OF DIRECTORS, THE PROXY HOLDERS WILL HAVE
THE FULL DISCRETION AND AUTHORITY TO VOTE CUMULATIVELY AND TO ALLOCATE VOTES AMONG ANY OR ALL OF THE NOMINEES OF THE BOARD OF DIRECTORS IN SUCH ORDER AS THEY MAY DETERMINE UNLESS THE SHAREHOLDER HAS OTHERWISE INDICATED BY MARKING THE BOXES ON THE OTHER SIDE OF THIS CARD. SEE THE "VOTING SECURITIES" SECTION OF THE PROXY STATEMENT FOR MORE INFORMATION.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY, WILL BE VOTED IN THE MANNER DIRECTED ON THIS CARD. IN THE EVENT THAT NO SUCH DIRECTION IS GIVEN HEREON AND THIS PROXY IS NOT SUBSEQUENTLY REVOKED OR SUPERSEDED, THE PROXYHOLDERS NAMED ABOVE INTEND TO VOTE FOR THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR LISTED BELOW AND FOR EACH OF THE OTHER PROPOSALS LISTED BELOW.


- ------------------------------------------------------------------------------
                    TRIANGLE  FOLD AND DETACH HERE  TRIANGLE

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS LISTED ON THIS CARD.

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE  /X/

1. Proposal to elect the following nominees to serve as directors, each to hold office until the 1997 Annual Meeting of Shareholders or until his successor has been duly elected and qualified:

   Nominees: Orlando J. Antonini, Haskell E. Boyett, Robert D. Cook,
   Patrick W. Kilkenny, John R. Olsen, William B. Stevenson, and Tom D. Whitaker

   FOR ALL          WITHHOLD FROM        FOR, except vote WITHHELD from
   NOMINEES          ALL NOMINEES        those nominees whose names have
                                         been struck out of the foregoing list.
    /  /                /  /                          /  /


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through his name in the list above.)


2. Proposal to ratify the appointment of Deloitte and Touche, LLP as independent auditors to audit Redwood's financial statements for the fiscal year ended December 31, 1996.

            FOR               AGAINST              ABSTAIN
           /  /                /  /                 /  /

I/we ____ do ____ do not expect to attend this meeting.

TO ASSURE A QUORUM, YOU ARE URGED TO DATE, COMPLETE, AND SIGN THIS PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

Please sign exactly as your name(s) appear(s). When signing as attorney, executor, administrator, trustee, officer, partner, or guardian, please give full title. If more than one trustee, all should sign. WHETHER OR NOT YOU INTEND TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.

SHAREHOLDER(S)


_________________________________________________________
(SIGNATURE)


_________________________________________________________
(SIGNATURE)


DATE: __________________________, 1996


- ------------------------------------------------------------------------------
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